5968_Dreyfus_Cal_		R0	4/2/2004	3:41	PM	Page 1

				Please mark Box in blue or black ink.						Please
Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

1.	Election of Directors						2. In their	discretion, the proxies	are	authorized to vote upon	such other
			FOR ALL			WITHHOLD	business as	may properly	come before	the meeting or any	adjournment(s)
			Nominees listed	below		AUTHORITY	thereof.
			(except as	marked		For All Nominees
			to the contrary)			listed below

							By signing this	proxy card,	receipt of	the accompanying Notice of	Annual
Meeting of Stockholders and Proxy Statement is acknowledged.
Nominees are:
Class II - 01 Whitney I.			Gerard and 02	Arthur A.		Hartman
THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND
WITHHELD FOR (write name of nominee in space provided below)							WILL BE	VOTED FOR THE	ABOVE	PROPOSALS UNLESS	OTHERWISE
INDICATED.

								Signature(s)	should	be exactly as name or	names
								appearing on	this	proxy. If shares are held	jointly, each
								holder	should sign.	If signing is by attorney,	executor,
administrator, trustee or guardian, please give full title.

Dated: ________________________________________________, 2004

Signature(s)

Signature(s)

Sign, Date and return the Proxy Card Promptly
using the Enclosed Envelope

FOLD AND DETACH HERE

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
The undersigned stockholder of Dreyfus California Municipal Income, Inc. (the “Fund”) hereby appoints Robert R. Mullery and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the
Fund standing in the name of the undersigned at the close of business on March 19, 2004 at the
Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park
Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 21, 2004;
and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy
Statement for the meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

				Please mark Box in blue or black ink.				Please
Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

1	.	Election of Directors			2. In their	discretion, the proxies	are	authorized to vote upon	such other
			FOR ALL	WITHHOLD	business as	may properly	come before	the meeting or any	adjournment(s)
			Nominees listed below	AUTHORITY	thereof.
			(except as marked	For All Nominees
			to the contrary)	listed below

					By signing this	proxy card,	receipt of	the accompanying Notice of	Annual
Meeting of Stockholders and Proxy Statement is acknowledged.
Nominees are:
Class II - 01 Whitney			I. Gerard and 02	Arthur A. Hartman
THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND
WITHHELD FOR (write name of nominee in space provided below)					WILL BE	VOTED FOR THE	ABOVE	PROPOSALS UNLESS	OTHERWISE
INDICATED.

						Signature(s)	should	be exactly as name or	names
						appearing on	this	proxy. If shares are held	jointly, each
						holder	should sign.	If signing is by attorney,	executor,
administrator, trustee or guardian, please give full title.

Dated: ________________________________________________, 2004

Signature(s)

Signature(s)

Sign, Date and return the Proxy Card Promptly
using the Enclosed Envelope

FOLD AND DETACH HERE

DREYFUS MUNICIPAL INCOME, INC.
AUCTION PREFERRED STOCKHOLDERS

The undersigned stockholder of Dreyfus Municipal Income, Inc. (the “Fund”) hereby appoints
Robert R. Mullery and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the
Fund standing in the name of the undersigned at the close of business on March 19, 2004 at the
Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park
Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 21, 2004;
and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy
Statement for the meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

5967_Dreyfus_MunCom_		R0	4/1/2004	12:24	PM	Page 1

				Please mark Box in blue or black ink.					Please
Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

1.	Election of Director					2. In their	discretion, the proxies	are	authorized to vote upon	such other
						business as	may properly	come before	the meeting or any	adjournment(s)
thereof.
			FOR	WITHHOLD		AUTHORITY
	The Nominee listed			For the Nominee

						By signing this	proxy card,	receipt of	the accompanying Notice of	Annual
Meeting of Stockholders and Proxy Statement is acknowledged.
Nominee is:
Class II - Arthur A. Hartman
THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND
						WILL BE	VOTED FOR THE	ABOVE	PROPOSALS UNLESS	OTHERWISE
INDICATED.

							Signature(s)	should	be exactly as name or	names
							appearing on	this	proxy. If shares are held	jointly, each
							holder	should sign.	If signing is by attorney,	executor,
administrator, trustee or guardian, please give full title.

Dated: ________________________________________________, 2004

Signature(s)

Signature(s)

Sign, Date and return the Proxy Card Promptly
using the Enclosed Envelope

FOLD AND DETACH HERE

DREYFUS MUNICIPAL INCOME, INC.
COMMON STOCKHOLDERS

The undersigned stockholder of Dreyfus Municipal Income, Inc. (the “Fund”) hereby appoints
Robert R. Mullery and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the
Fund standing in the name of the undersigned at the close of business on March 19, 2004 at the
Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park
Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 21, 2004;
and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy
Statement for the meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

				Please mark Box in blue or black ink.				Please
Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

1	.	Election of Directors			2. In their	discretion, the proxies	are	authorized to vote upon	such other
			FOR ALL	WITHHOLD	business as	may properly	come before	the meeting or any	adjournment(s)
			Nominees listed below	AUTHORITY	thereof.
			(except as marked	For All Nominees
			to the contrary)	listed below

					By signing this	proxy card,	receipt of	the accompanying Notice of	Annual
Meeting of Stockholders and Proxy Statement is acknowledged.
Nominees are:
Class II - 01 Whitney			I. Gerard and 02	Arthur A. Hartman
THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND
WITHHELD FOR (write name of nominee in space provided below)					WILL BE	VOTED FOR THE	ABOVE	PROPOSALS UNLESS	OTHERWISE
INDICATED.

						Signature(s)	should	be exactly as name or	names
						appearing on	this	proxy. If shares are held	jointly, each
						holder	should sign.	If signing is by attorney,	executor,
administrator, trustee or guardian, please give full title.

Dated: ________________________________________________, 2004

Signature(s)

Signature(s)

Sign, Date and return the Proxy Card Promptly
using the Enclosed Envelope

FOLD AND DETACH HERE

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
The undersigned stockholder of Dreyfus New York Municipal Income, Inc. (the “Fund”)
appoints Robert R. Mullery and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the
Fund standing in the name of the undersigned at the close of business on March 19, 2004 at the
Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park
Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 21, 2004;
and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy
Statement for the meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE